                                                                    EXHIBIT 10.4

                    MODIFICATION AND CANCELLATION AGREEMENT

     This Modification and Cancellation Agreement (this "Agreement") is entered into as of November 5, 1997 by Metro-Goldwyn-Mayer Inc., a Delaware corporation formerly known as P&F Acquisition Corp. ("MGM"), Metro-Goldwyn-Mayer Studios Inc., a Delaware corporation formerly known as Metro-Goldwyn-Mayer Inc. ("Studios" and, collectively with MGM, the Company), and the person whose name appears on the signature page of this Agreement ("Participant").

SECTION 1.  ORIGINAL PLAN

     The Company has a 1996 Management Stock Option and Bonus Plan (the "Original Plan"), with which Participant is familiar.

SECTION 2.  CONTEMPLATED INITIAL PUBLIC OFFERING; OTHER CONDITIONS

     (a) MGM is contemplating an initial public offering (the "IPO"). In connection with the IPO, MGM believes it is advisable to (i) amend and restate the Original Plan (the "Amendment and Restatement") so that it reads as set forth in Attachment II to this Agreement (as so amended and restated, the "Amended and Restated Plan") and (ii) effect the cancellations of Series A Options, Series B Options and bonus interests issued to Participant under the Original Plan pursuant to a Non-Qualified Stock Option and Bonus Agreement (the "Non-Qualified Stock Option and Bonus Agreement") that are contemplated by this Agreement and similar Modification and Cancellation Agreements.

     (b) The Amendment and Restatement and the cancellation of Series A Options, Series B Options and bonus interests provided for in this Agreement will not become effective unless the following conditions (the "Conditions") are satisfied on or before March 31, 1998:

         (i) The holders of at least a majority in interest of the Series A Options, Series B Options and bonus interests issued under the Original Plan, MGM and Studios have entered into Modification and Cancellation Agreements similar to this Agreement;

         (ii) The Amendment and Restatement has been approved by the holders of 75% of the outstanding shares of Common Stock (the "Common Shares") of MGM;

         (iii) Tracinda, Seven and MGM have entered into an Inducement Agreement, in the form of Attachment I to this Agreement (the "Inducement Agreement"), with Participant and the other holders of Series A Options, Series B Options and bonus interests under the Original Plan who have entered into Modification and Cancellation Agreements similar to this Agreement; and

         (iv) It is contemplated that an Underwriting Agreement (the "Underwriting Agreement") for the IPO will be signed within one day, such contemplation to be evidenced by a certificate signed by Frank G. Mancuso or A. Robert Pisano and delivered to MGM, which certificate, when signed and delivered, will conclusively evidence such approval and contemplation.

SECTION 3.  PARTICIPANT'S SERIES A OPTIONS, SERIES B OPTIONS
            AND BONUS INTERESTS UNDER THE ORIGINAL PLAN

     (a) Participant represents and warrants to the Company that Participant has not sold, assigned, conveyed, gifted, pledged, hypothecated or otherwise transferred in any manner any of the Series A Options, Series B Options or bonus interests granted or issued to Participant under the Original Plan or any interest therein. Participant agrees that the Company is relying on this representation in entering into and effecting the agreements it is making in this Agreement and in connection with the IPO.

     (b) The Company represents and warrants to Participant that, subject to the satisfaction of the Conditions and to the approval by the shareholders of MGM of the Senior Management Bonus Plan, it has adopted a Senior Management Bonus Plan, a copy of which is Attachment III to this Agreement (the "Bonus Plan").

SECTION 4.  CERTAIN AGREEMENTS

     Subject to and effective upon fulfillment of the Conditions and prior to the execution and delivery of the Underwriting Agreement:

         (i) Participant and the Company agree to the Amendment and Restatement and the Amended and Restated Plan will become effective;

         (ii) The Bonus Plan will become effective, subject to the approval of the Bonus Plan by the shareholders of the MGM;

         (iii) The Non-Qualified Stock Option and Bonus Agreement under the Original Plan, entered into between the Company and Participant, will terminate;

         (iv) The Stock Option Agreement pursuant to the Amended and Restated Plan, in the form of Attachment IV to this Agreement (the "Stock Option Agreement"), will (x) be executed and delivered by Participant and MGM and (y) provide for Participant to have, under the Amended and Restated Plan and the Stock Option Agreement, the Series A Option and Series B Option set forth in
                Section 11 hereof; and

         (v) The Bonus Interest Agreement, in the form of Attachment V to this Agreement (the "Bonus Interest Agreement"), will (x) be executed and delivered by Participant, MGM and Studios and (y) subject to the approval of the Bonus Plan by the shareholders of MGM, provide to Participant, under the Bonus Plan and the Bonus Interest Agreement, the Bonus Interests set forth in Section 11 hereof.

SECTION 5.  ANTIDILUTION ADJUSTMENT

     Prior to or concurrent with the consummation of the IPO, MGM will effect, in one or more transactions, a net stock split of the Common Shares whereby each Common Share will be divided into 41.667 Common Shares (the "Stock Split"). As a result of the Stock Split, the following changes (the "Antidilution Adjustment") will be made pursuant to the antidilution provisions of (x) the Amended and Restated Plan and the Bonus Plan and (y) the Stock Option Agreement and the Bonus Plan Agreement:

         (i) Under the Amended and Restated Plan, the number of Common Shares in Section 4 thereof, as in effect prior to the Antidilution Adjustment, will be multiplied by the Stock Split, and by virtue of the Antidilution Adjustment, the 195,000 number in Section 4 of the Amended and Restated Plan will become 8,125,065.

         (ii) Under the Stock Option Agreement, the price at which Series A Options and Series B Options thereunder (together, the "Options") may be exercised will be divided by the Stock Split and the number of Common Shares which may be purchased pursuant to Options will be multiplied by the Stock Split. By way of illustration, if, prior to the Antidilution Adjustment, a person would have held Options to purchase 2,000 Common Shares for an Option exercise price of $1,000 per share under the Stock Option Agreement by virtue of the Antidilution Adjustment, those Options will become Options under the Stock Option Agreement to purchase 83,334 post-Stock Split Common Shares for an Option exercise price of $24 per share;

         (iii) Under the Bonus Plan, the $1,000 amount in Section 4 thereof, as in effect prior to the Antidilution Adjustment, will be divided by the Stock Split, and by virtue of the Antidilution Adjustment, that $1,000 amount will become $24;

         (iv) Under the Bonus Plan, the 58,095 Bonus Interests and 20,000 Bonus Interests referred to in Section 5 of the Bonus Plan will be adjusted to 2,420,686 Bonus Interests and 833,340 Bonus Interests, respectively; and

         (v) Under the Bonus Interest Agreement, the $1,000 and $2,000 amounts in Section 5 thereof, the $1,000 amount in Section 7 thereof and each of the dollar amounts in Section 8 thereof, in each case as in effect prior to the Antidilution Adjustment, will be divided by the Stock Split, and by virtue of the Antidilution Adjustment, the $1,000 and $2,000 amounts will become $24 and $48, respectively, and the other dollar amounts in Section 8 of the Bonus Plan Agreement will be divided by 41.667.

All dollar amounts changed as a result of the Antidilution Adjustment will be rounded to the nearest penny. After the Antidilution Adjustment, all further antidilution adjustments, if any, will be made in accordance with the terms of the Amended and Restated Plan, Stock Option Agreement, Bonus Plan and Bonus Interest Agreement, as applicable.

SECTION 6.  LIMITED POWER OF ATTORNEY

     (a) Participant, MGM and Studios recognize the potential difficulties of having the Stock Option Agreement and Bonus Interest Agreement signed by Participant and similar agreements being signed by other persons in a relatively short period of time. Accordingly, the limited power of attorney provided for below is granted by Participant.

     (b) Participant hereby appoints Frank G. Mancuso and A. Robert Pisano, or either of them, with full power of substitution, as Participant's true and lawful Attorney, for participant and in Participant's place and stead, to execute and deliver, for Participant and in Participant's name -- but in each case subject to the satisfaction of the Conditions and after the Antidilution Adjustment and completion of the information specified in, and in accordance with, the footnotes thereto -- the Inducement Agreement, Stock Option Agreement and Bonus Interest Agreement.

     (c) This limited power of attorney is coupled with an interest, is irrevocable and will survive the death, incapacity or termination of employment of Participant, provided that this limited power of attorney will terminate on the earlier to occur of (x) the execution and delivery by Participant, including pursuant to this limited power of attorney, of both the Stock Option Agreement and Bonus Interest Agreement or (y) March 31, 1998.

SECTION 7. AGREEMENT NOT REVOCABLE; SUCCESSORS, SPECIFIC PERFORMANCE AND OTHER EQUITABLE REMEDIES; NO OBLIGATION TO COMPLETE IPO

     (a) None of MGM, Studios or Participant may revoke or rescind this Agreement, which shall survive the death, incapacity or termination of employment of Participant. This Agreement will be binding on MGM, Studios, Participant and their respective successors and assigns, however such succession or assignment is effected (including, without limitation, by the laws of descent, distribution and conservatorship, sale, assignment, conveyance, gift, pledge, hypothecation or otherwise).

     (b) The parties to this Agreement will, in addition to damages or other remedies at law for breach, default or misrepresentation, as appropriate, be entitled to equitable remedies, including specific performance, for breach of prospective breach of this Agreement.

     (c) Notwithstanding anything to the contrary in this Agreement, MGM has no obligation to effect or endeavor to effect the IPO.

SECTION 8.  NO EMPLOYMENT RIGHTS

     Subject to the provisions of any written employment agreement between Participant and MGM, Studios or a subsidiary of either, no provision of this Agreement or the Attachments to this Agreement (i) confers upon Participant any right to continue in the employ of the Company or any of its subsidiaries, (ii) affects the right of the Company and each of its subsidiaries to terminate the employment of Participant, with or without "Cause" (as defined in the Stock Option Agreement and the Bonus Interest Agreement) and for any reason or without reason, or (iii) confers on Participant any right to participate in any employee welfare or benefit plan or other program of the Company or any of its subsidiaries other than as explicitly provided in this Agreement and the Attachments to this Agreement. Participant acknowledges and agrees that, subject to any written employment agreement between Participant and any of MGM, Studios or a subsidiary of MGM or Studios, the Company and each of its subsidiaries may terminate the employment of Participant at any time (x) with or without Cause and (y) for any reason or for no reason.

SECTION 9.   GOVERNING LAW

     Except with respect to Section 6 hereof, which is governed by and is to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice of conflict of laws, of the State of California and to the extent provided in Section 10(c) hereof, this Agreement is governed by and is to be construed and enforced in accordance with the internal laws, and not the laws pertaining to choice or conflict of laws, of the State of Delaware.

SECTION 10.  ARBITRATION OF DISPUTES

     (a) Except as provided in Section 7(b) hereof, all disputes between Participant and the Company, however significant, arising out of, relating in any way to, or in connection with, this Agreement (including the validity, scope and enforceability of this Section 10) will be settled only by an arbitration
(x) conducted in accordance with the then rules of the American Arbitration Association or any similar successor body and (y) held in Los Angeles, California.

     (b) The arbitration will be held before a single arbitrator mutually agreed to by the parties to the arbitration, except that, if the parties fail to agree to an arbitrator within 20 days from the date on which the claimant's request for arbitration is delivered to the other party(ies) to the arbitration, the arbitration shall be held before an arbitrator appointed by the American Arbitration Association.

     (c) Discovery will be available in the arbitration proceedings pursuant to the provisions of California Code of Civil Procedure Section 1283.05, which are incorporated herein by this reference and made applicable to any arbitration held pursuant to this Section 10.

     (d) The award of the arbitrator will be made within 90 days from the date on which the arbitrator is selected. The award of the arbitrator will be final and, to the greatest extent allowed by law, the parties waive their right to any form of appeal. The arbitrator must award costs and fees, including the fees of the arbitrator, to the prevailing party. Judgment on any award of the arbitrator may be entered in any court having jurisdiction or application may be made to such court for the judicial acceptance of the award and for one or more orders of enforcement.

SECTION 11.  PARTICIPANT'S SERIES A OPTIONS,
             SERIES B OPTIONS AND BONUS INTERESTS

     The following sets forth, as provided this Agreement and the Attachments hereto, upon satisfaction of the Conditions, but subject to the Antidilution Adjustment, the Series A Options, Series B Options and Bonus Interests that Participant will have under the Amended and Restated Plan, Stock Option Agreement, Bonus Plan and Bonus Interest Agreement:

                          Series A Options            Series B Options            Bonus Interests
                      -------------------------  --------------------------  --------------------------
                          Number                      Number                             Maximum
                         of Common                  of Common                             Amount
                          Shares                     Shares                             Receivable
                        subject to     Exercise     Subject to     Exercise             per Bonus
                         Options        Price        Options        Price    Number     Interest
                        ----------     --------     ----------     --------  ------     ----------

Amended and
 Restated Stock           ______         $1,000       ______         $1,000   N/A           N/A
 Option Plan and
 Stock Option
 Agreement
 thereunder

Bonus Plan and
 Bonus Interest             N/A          N/A           N/A           N/A     _____        $1,000
 Agreement
 thereunder


                              PARTICIPANT

                              ---------------------------------------
                                     [Name of Participant]

                              METRO-GOLDWYN-MAYER INC.

                              By:
                                  ------------------------------------

                              Name:
                                   -----------------------------------

                              Title:
                                    ----------------------------------

                              METRO-GOLDWYN-MAYER STUDIOS INC.

                              By:
                                  ------------------------------------

                              Name:
                                   -----------------------------------

                              Title:
                                    ----------------------------------

                                  ATTACHMENTS
                                  -----------

         Description                                            Number

     Inducement Agreement                                          I

     Amended and Restated Plan                                     II

     Senior Management Bonus Plan                                  III

     Stock Option Agreement                                        IV

     Bonus Interest Agreement                                      V